UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 15, 2020, The Bank of New York Mellon Corporation (“BNY Mellon” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2019 compensation of BNY Mellon’s named executive officers (proposal 2); and ratified the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2020 (proposal 3). The stockholders did not approve the stockholder proposal regarding a pay equity report (proposal 4) or the stockholder proposal regarding a stockholder vote on by-law and charter amendments (proposal 5). Each of these matters is described in detail in BNY Mellon’s definitive proxy statement, dated March 3, 2020, filed with the Securities and Exchange Commission. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast, did not have the effect of a vote for or against a director’s election, for or against a ratification, or for or against a proposal, and were not counted in determining the number of votes required for approval or election.

The results are as follows:

1.	The election of 10 directors for a term expiring at the end of our 2021 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	678,446,458	8,439,257	861,379	65,232,685
Joseph J. Echevarria	667,850,532	18,736,205	1,160,357	65,232,685
Thomas P. Gibbons	682,929,593	3,986,615	830,886	65,232,685
Jeffrey A. Goldstein	679,966,511	6,854,123	926,460	65,232,685
Edmund F. Kelly	671,761,392	15,171,274	814,428	65,232,685
Jennifer B. Morgan	682,907,204	3,981,898	857,992	65,232,685
Elizabeth E. Robinson	683,010,621	3,870,941	865,532	65,232,685
Samuel C. Scott III	671,167,061	15,667,131	912,902	65,232,685
Frederick O. Terrell	682,753,263	4,034,476	959,355	65,232,685
Alfred W. Zollar	682,008,757	4,788,548	949,789	65,232,685

2.	Advisory resolution to approve the 2019 compensation of BNY Mellon’s named executive officers:

For	Against	Abstained	Broker Non-Vote
652,141,831	33,832,040	1,773,223	65,232,685
95.06%	4.93%	*	*

3.	Ratification of the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2020:

For	Against	Abstained	Broker Non-Vote
738,221,011	13,794,280	964,488	—
98.16%	1.83%	*	*

4.	Stockholder proposal regarding a pay equity report:

For	Against	Abstained	Broker Non-Vote
51,487,323	603,682,652	32,577,119	65,232,685
7.85%	92.14%	*	*

5.	Stockholder proposal regarding a stockholder vote on by-law and charter amendments:

For	Against	Abstained	Broker Non-Vote
10,079,195	674,497,065	3,170,834	65,232,685
1.47%	98.52%	*	*

*	Abstentions and broker non-votes were not counted as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 16, 2020	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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